UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2009

CAPITOL BANCORP LTD.
(Exact Name of Registrant as Specified in its Charter)
____________________________

Michigan (State or other jurisdiction of incorporation)	001-31708 (Commission File No.)	38-2761672 (IRS Employer Identification No.)

Capitol Bancorp Center
200 Washington Square North, Lansing, Michigan 48933
(Address of Principal Executive Offices)  (Zip Code)

(517) 487-6555
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 ITEM 7.01.  REGULATION FD DISCLOSURE.

On September 30, 2009, Capitol Bancorp Ltd. (“Capitol”) announced that it has extended its pending offers to exchange any and all issued and outstanding shares of Capitol Development Bancorp Limited III, Capitol Development Bancorp Limited IV, Capitol Development Bancorp Limited V and Capitol Development Bancorp Limited VI for units, consisting of shares of Trust-Preferred Securities issued by Capitol Trust XII, a Delaware statutory trust, and shares of the Company’s Series A Noncumulative Convertible Perpetual Preferred Stock.

The exchange offer was previously scheduled to expire at 11:59 p.m., Michigan time, on September 30, 2009, and has been extended until 11:59 p.m., Michigan time, on October 7, 2009 for Capitol Development Bancorp Limited IV, Capitol Development Bancorp Limited V and Capitol Development Bancorp Limited VI, and extended until 11:59 p.m., Michigan time, on October 14, 2009 for Capitol Development Bancorp Limited III.

ITEM 8.01.  OTHER EVENTS

    On August 12, 2009, Capitol commenced an offer to exchange any and all issued and outstanding shares of Capitol Development Bancorp Limited III, Capitol Development Bancorp Limited IV, Capitol Development Bancorp Limited V and Capitol Development Bancorp Limited VI for units, consisting of shares of Trust-Preferred Securities issued by Capitol Trust XII, a Delaware statutory trust, and shares of the Company’s Series A Noncumulative Convertible Perpetual Preferred Stock.  On September 30, 2009, the Company sent an Exchange Offer Supplement, dated September 30, 2009 (the “Exchange Offer Supplement”), to holders of Capitol Development Bancorp Limited III shares.  The Exchange Offer Supplement is attached hereto as Exhibit 99.2, and is incorporated herein by reference.

The Exchange Offer Supplement amends and supplements, solely as it relates to Capitol Development Bancorp Limited III, the previously distributed Exchange Offer, dated September 23, 2009, which we refer to as the original Exchange Offer, and the related letter of transmittal.  Capitalized terms used but not defined herein shall have the meanings for such terms that are set forth in the Exchange Offer.

On September 30, Capitol filed an amendment No. 8 to the registration statement on Form S-4 with the Securities and Exchange Commission furnishing the information contained herein, as well as other information, and may file further amendments thereto with respect to the Exchange Offer. The Form S-4 and any and all amendments thereto, including exhibits, may be examined and copies may be obtained from the Securities and Exchange Commission in the manner described in the section “Where You Can Find More Information” on page 110 of the original Exchange Offer.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits

Exhibit No.	Description
99.1	Press release issued by Capitol Bancorp Ltd. on September 30, 2009 announcing Capitol Bancorp Ltd.’s extension of the deadline for acceptance of the exchange offer.
99.2	Exchange Offer Supplement dated September 30, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2009	CAPITOL BANCORP LTD. (Registrant) By: /s/ Cristin K. Reid Name: Cristin K. Reid Title: Corporate President

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release issued by Capitol Bancorp Ltd. on September 30, 2009 announcing Capitol Bancorp Ltd.’s extension of the deadline for acceptance of the exchange offer.
99.2	Exchange Offer Supplement dated September 30, 2009.